TARGET ASSET ALLOCATION FUNDS
Target Conservative Allocation Fund
Target Moderate Allocation Fund
Target Growth Allocation Fund

Supplement dated December 16, 2009 to the Prospectus dated October 1, 2009

I.           The Summary/Tax Information section of the Prospectus for each of the Target Asset Allocation Funds is hereby deleted and replaced with the following:

Dividends, Capital Gains and Taxes. The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

II.           The chart contained in the  Fund Distributions and Tax Issues/Distributions section of the Prospectus is hereby deleted and replaced with the following:

Fund	Dividends Declared and Paid
Conservative Allocation Fund	dividends of net investment income - annually; net capital gains – annually
Moderate Allocation Fund	dividends of net investment income - annually; net capital gains – annually
Growth Allocation Fund	dividends of net investment income - annually; net capital gains - annually

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